SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2007

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On November 1, 2007, the Registrant issued a press release in which it announced its unaudited financial results for the third quarter ended September 30, 2007. Such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and furnished in accordance with Item 2.02 of Form 8-K.

Item 7.01  Regulation FD Disclosure

On November 1, 2007, the Registrant issued a press release in which it announced its unaudited financial results for the third quarter ended September 30, 2007.

On November 2, 2007, the Registrant held a conference call hosted by its Interim Chief Executive Officer and Chairman, Frank Stronach

The full text of the transcript is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

The following Exhibits 99.1 and 99.2 are furnished with this Form 8-K:

In accordance with General Instruction B.2 to Form 8-K, the information being furnished in Exhibit 99.1 and under Item 7.01, including Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

(c)	Exhibits

Exhibit 99.1	Copy of Registrant’s press release dated November 1, 2007.

Exhibit 99.2	Copy of conference call transcript held on November 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

November 6, 2007	by:	/s/William G. Ford
William G. Ford,
Secretary